                                                            EXHIBIT 17(b)(4)


The enclosed materials were reviewed by NatWest Markets with the Board of Directors of the Company in connection with the delivery of NatWest Markets' fairness opinion letter delivered to the Board of Directors on January 12, 1997. The opinion of NatWest Markets is however, set forth solely in its opinion letter delivered on that date and attached hereto as Exhibit 17(b)(3). In connection with the delivery of such opinion letter, NatWest Markets delivered oral presentations to the Board of Directors discussing the methodology and assumptions underlying its opinions and the limitations thereof. Although the enclosed materials summarize certain studies and analyses performed by NatWest Markets, they do not cover all aspects of NatWest Markets' Studies and analyses, nor do they reflect the inherently subjective conclusions arrived at by NatWest Markets therefrom. Therefor, an examination of the attached materials in isolation may lead to incomplete or incorrect conclusions as to the valuation of HMI's common stock at the time NatWest Markets' opinion letter was delivered and the fairness of the $1.50 per Share cash consideration to HMI's shareholders.

The Company's historical financial statements have been restated by the Company and the projections underlying NatWest Markets' analyses and opinions have been revised in a materially adverse manner with respect to the Company's projected earnings and prospects. NatWest Markets has not delivered any fairness opinion based upon such restated financial statements and projections.

HMIS FINANCIAL MODEL

STATEMENTS OF OPERATIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                            1997
                                                                           -----------------------------------------
                                        1994A       1995A      1996A        Q1A        Q2E          Q3E         Q4E       1997E
                                        ------      ------    -------      ------     ------       ------     ------      -------
Net Sales                               44,250      88,456    158,860      40,523     40,523       40,523     40,920      162,488
     Yr-to-Yr/Qtr-to-Qtr Growth           67.7%       99.9%      79.6%      n/a          0.0%         0.0%       1.0%         2.3%
CGS                                     28,643      63,708    117,384      30,011     30,462       30,462     30,762      121,696

GROSS MARGIN                            15,606      24,748     41,476      10,512     10,061       10,061     10,158       40,792
     % of Net Sales                       35.3%       28.0%      26.1%       25.9%      24.8%        24.8%      24.8%        25.1%

OPERATING EXPENSES
Selling and Distribution                 1,847       2,898      4,650       1,233      1,216        1,175      1,187        4,811
     % of Net Sales                        4.2%        3.3%       2.9%        3.0%       3.0%         2.9%       2.9%         3.0%
G&A                                      6,756      17,780     28,512       6,708      6,889        6,889      6,956       27,442
     % of Net Sales                       15.3%       20.1%      17.9%       16.6%      17.0%        17.0%      17.0%        16.9%
EBITDA                                   7,003       4,070      8,315       2,570      1,956        1,997      2,015        8,539
     % of Net Sales                       15.8%        4.6%       5.2%        6.3%       4.8%         4.9%       4.9%         5.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           86.0%      -41.9%     104.3%      n/a        -23.9%         2.1%      -0.1%         2.7%

Deprec. & Amort.                           453         847      2,127         646        646          646        646        2,584
EBIT                                     6,550       3,223      6,187       1,924      1,310        1,351      1,369        5,954
     % of Net Sales                       14.8%        3.6%       3.9%        4.7%       3.2%         3.3%       3.3%         3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth           85.2%      -50.8%      92.0%      n/a        -31.9%         3.1%       1.3%        -3.8%

Interest Income                            290         333         38           -         22          (29)       (99)        (106)
Interest Expense                           (88)       (269)    (2,717)       (740)      (683)        (683)      (683)      (2,790)
Misc. Income (Expense)                       -           -          -           -          -            -          -            -

PRETAX INCOME                            6,752       3,287      3,508       1,184        649          638        586        3,058
     % of Net Sales                       15.3%        3.7%       2.2%        2.9%       1.6%         1.6%       1.4%         1.9%
     Yr-to-Yr/Qtr-to-Qtr Growth           93.6%      -51.3%       6.7%      n/a        -45.2%        -1.7%      -8.1%       -12.8%

Income Tax Expense                       2,751       1,340     (2,405)        253        266          262        240        1,021
     Effective Tax Rate                   40.7%       40.8%     -68.6%       21.3%      41.0%        41.0%      41.0%        33.4%

NET INCOME B/F NONREC.                   4,001       1,946      5,913         932        383          376        346        2,037
     % of Net Sales                        9.0%        2.2%       3.7%        2.3%       0.9%         0.9%       0.8%         1.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           81.3%      -51.4%     203.8%      n/a        -58.9%        -1.7%      -8.1%       -65.5%


Nonrecurring Charges                         -           -    (16,840)       (500)    (1,201)      (7,450)      (250)      (9,401)

NET INCOME                               4,001       1,946    (10,927)        432       (818)      (7,074)        96       (7,364)
     % of Net Sales                        9.0%        2.2%      -6.9%        1.1%      -2.0%       -17.5%       0.2%        -4.5%

PF. PRIMARY EPS B/F NONREC.               0.54        0.21       0.22        0.10       0.02         0.02       0.02         0.13
PF. FULLY DILUTED EPS B/F NONREC.         0.53        0.21       0.22        0.10       0.02         0.02       0.02         0.13

Primary EPS After N/R                     0.54        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)
Fully Diluted EPS After N/R               0.53        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)

Primary Shares                           7,383       9,408      9,415       9,328     18,296       18,296     18,296       16,054
Fully Diluted Shares                     7,593       9,421      9,415       9,334     18,670       18,670     18,670       16,336

                                               1998E                                            1999E
                                    --------------------------------              ----------------------------------
                                      Q1       Q2      Q3      Q4      1998E        Q1       Q2      Q3         Q4        1999E
                                    ------   ------  ------   ------  --------    ------  -------  -------    -------     -------
Net Sales                           41,732   43,010  44,839   47,358   176,939    50,206   53,439   57,123     61,337     222,105
     Yr-to-Yr/Qtr-to-Qtr Growth        2.0%     3.1%    4.3%     5.6%      8.9%      6.0%     6.4%     6.9%       7.4%       25.5%
CGS                                 31,376   32,342  33,726   35,631   133,074    37,911   40,359   43,149     46,342     167,761

GROSS MARGIN                        10,356   10,668  11,114   11,727    43,865    12,295   13,080   13,974     14,995      54,343
     % of Net Sales                   24.8%    24.8%   24.8%    24.8%     24.8%     24.5%    24.5%    24.5%      24.4%       24.5%

OPERATING EXPENSES
Selling and Distribution             1,168    1,204   1,211    1,279     4,862     1,305    1,389    1,428      1,533       5,656
     % of Net Sales                    2.8%     2.8%    2.7%     2.7%      2.7%      2.6%     2.6%     2.5%       2.5%        2.5%
G&A                                  7,094    7,312   7,623    8,051    30,080     8,535    9,085    9,711     10,427      37,758
     % of Net Sales                   17.0%    17.0%   17.0%    17.0%     17.0%     17.0%    17.0%    17.0%      17.0%       17.0%
EBITDA                               2,093    2,152   2,280    2,398     8,923     2,454    2,606    2,835      3,034      10,929
     % of Net Sales                    5.0%     5.0%    5.1%     5.1%      5.0%      4.9%     4.9%     5.0%       4.9%        4.9%
     Yr-to-Yr/Qtr-to-Qtr Growth        1.9%    -0.3%    1.6%    -0.5%      4.5%     -3.4%    -0.2%     1.8%      -0.3%       22.5%

Deprec. & Amort.                       675      675     675      675     2,700       675      675      675        675       2,700
EBIT                                 1,418    1,477   1,605    1,723     6,223     1,779    1,931    2,160      2,359       8,229
     % of Net Sales                    3.4%     3.4%    3.6%     3.6%      3.5%      3.5%     3.6%     3.8%       3.8%        3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth        3.6%     4.1%    8.7%     7.3%      4.5%      3.3%     8.5%    11.9%       9.2%       32.2%

Interest Income                        (33)      17      14        6         4         4       (0)     (29)       (64)        (90)
Interest Expense                      (683)    (683)   (683)    (683)   (2,734)     (683)    (683)    (683)      (683)     (2,734)
Misc. Income (Expense)                   -        -       -        -         -         -        -        -          -           -

PRETAX INCOME                          702      810     936    1,045     3,493     1,100    1,247    1,447      1,612       5,406
     % of Net Sales                    1.7%     1.9%    2.1%     2.2%      2.0%      2.2%     2.3%     2.5%       2.6%        2.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%     14.2%      5.2%    13.4%    16.0%      11.4%       54.7%

Income Tax Expense                     288      332     384      429     1,432       451      511      593        661       2,216
     Effective Tax Rate               41.0%    41.0%   41.0%    41.0%     41.0%     41.0%    41.0%    41.0%      41.0%       41.0%

NET INCOME B/F NONREC.                 414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%      1.2%      5.2%    13.4%    16.0%      11.4%       54.7%


Nonrecurring Charges                     -        -       -        -         -         -        -        -          -           -

NET INCOME                             414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%

PF. PRIMARY EPS B/F NONREC.           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
PF. FULLY DILUTED EPS B/F NONREC.     0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary EPS After N/R                 0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
Fully Diluted EPS After N/R           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary Shares                      18,296   18,296  18,296   18,296    18,296    18,296   18,296   18,296     18,296      18,296
Fully Diluted Shares                18,670   18,670  18,670   18,670    18,670    18,670   18,670   18,670     18,670      18,670

HMIS Financial Model

Balance Sheet
($000s, except per share amounts)

                                                                                    1997
                                                                   -------------------------------------
                                               1995A      1996A      Q1A       Q2E       Q3E       Q4E     1997E
                                               -----      -----     -----    -------   -------   -------   ------
Assets
Current:
  Cash and cash equivalents                    $4,563     $3,280    $1,586    $2,343   ($4,333)  ($4,152)  ($4,152)
  Accounts receivable, net                     31,340     36,457    36,959    39,455    39,455    39,846    39,846
  Inventories                                   7,788      6,801     7,212     6,918     6,918     6,987     6,987
  Tax refund receivable                         1,827      8,037     5,752     2,300     2,300     2,300     2,300
  Deferred taxes                                3,133      1,807     2,357     2,357     2,357     2,357     2,357
  Prepaid expenses and other                    1,164        655       404       404       404       404       404
------------------------------------------------------------------------------------------------------------------
       Total current assets                    49,814     57,038    54,269    53,777    47,101    47,742    47,742
Improvements and equipment, net                 2,136      3,826     3,680     3,481     3,282     3,083     3,083
Goodwill                                       35,464     34,008    33,711    33,446    33,182    32,917    32,917
Other                                           1,276      1,044     1,167     1,167     1,167     1,167     1,167
------------------------------------------------------------------------------------------------------------------
Total Assets                                  $88,690    $95,916   $92,828   $91,872   $84,732   $84,909   $84,909
==================================================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                            $12,330    $20,715   $18,448   $12,189   $12,189   $12,311   $12,311
  Accrued unusual charges                           0      3,559     2,151         0         0         0         0
  Accrued expenses                              1,862      1,526     1,778     1,780     1,771     1,788     1,788
  Current maturities of long-term debt         23,135     28,746    28,750    28,750    28,750    28,750    28,750
------------------------------------------------------------------------------------------------------------------
       Total current liabilities               37,328     54,546    51,127    42,719    42,710    42,849    42,849
Long-term debt, less current maturities         3,191      4,006     3,905     3,905     3,905     3,905     3,905
------------------------------------------------------------------------------------------------------------------
       Total liabilities                       40,519     58,552    55,032    46,624    46,616    46,755    46,755
------------------------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                   0          0         0         0         0         0         0
  Common stock                                    280        280       280       549       549       549       549
  Additional paid-in capital                   38,020     38,139    38,139    46,200    46,200    46,200    46,200
  Retained earnings (deficit)                   9,872     (1,055)     (623)   (1,501)   (8,632)   (8,594)   (8,594)
------------------------------------------------------------------------------------------------------------------
       Total stockholders' equity              48,172     37,364    37,796    45,247    38,116    38,154    38,154
------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity    $88,690    $95,916   $92,828   $91,872   $84,732   $84,909   $84,909
==================================================================================================================

                                                               1998E
                                                -------------------------------------
                                                  Q1        Q2        Q3        Q4       1998E
                                                ------   --------  --------   -------   --------
Assets
Current:
  Cash and cash equivalents                     $1,584    $1,481    $1,007       $63        $63
  Accounts receivable, net                      39,744    40,976    42,741    45,170     45,170
  Inventories                                    7,129     7,351     7,669     8,108      8,108
  Tax refund receivable                              0         0         0         0          0
  Deferred taxes                                     0         0         0         0          0
  Prepaid expenses and other                       404       404       404       404        404
-----------------------------------------------------------------------------------------------
       Total current assets                     48,860    50,212    51,821    53,745     53,745
Improvements and equipment, net                  2,872     2,661     2,450     2,240      2,240
Goodwill                                        32,640    32,363    32,086    31,810     31,810
Other                                            1,167     1,167     1,167     1,167      1,167
-----------------------------------------------------------------------------------------------
Total Assets                                   $85,539   $86,403   $87,525   $88,961    $88,961
===============================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                             $12,560   $12,952   $13,513   $14,286    $14,286
  Accrued unusual charges                            0         0         0         0          0
  Accrued expenses                               1,815     1,870     1,940     2,049      2,049
  Current maturities of long-term debt          28,750    28,750    28,750    28,750     28,750
-----------------------------------------------------------------------------------------------
       Total current liabilities                43,125    43,572    44,203    45,085     45,085
Long-term debt, less current maturities          3,905     3,905     3,905     3,905      3,905
-----------------------------------------------------------------------------------------------
       Total liabilities                        47,030    47,478    48,109    48,990     48,990
-----------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                    0         0         0         0          0
  Common stock                                     549       549       549       549        549
  Additional paid-in capital                    46,200    46,200    46,200    46,200     46,200
  Retained earnings (deficit)                   (8,240)   (7,823)   (7,332)   (6,778)    (6,778)
-----------------------------------------------------------------------------------------------
       Total stockholders' equity               38,509    38,926    39,416    39,971     39,971
-----------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity     $85,539   $86,403   $87,525   $88,961    $88,961
===============================================================================================


                                                             1999E
                                              ------------------------------------
                                                Q1        Q2        Q3        Q4       1999E
                                              ------    ------    ------   -------    -------
Assets
Current:
  Cash and cash equivalents                     $536     ($748)  ($2,268)  ($4,081)   ($4,081)
  Accounts receivable, net                    46,283    49,294    52,726    56,652     56,652
  Inventories                                  8,633     9,196     9,838    10,573     10,573
  Tax refund receivable                            0         0         0         0          0
  Deferred taxes                                   0         0         0         0          0
  Prepaid expenses and other                     404       404       404       404        404
---------------------------------------------------------------------------------------------
       Total current assets                   55,855    58,146    60,700    63,547     63,547
Improvements and equipment, net                2,029     1,818     1,607     1,397      1,397
Goodwill                                      31,533    31,256    30,979    30,703     30,703
Other                                          1,167     1,167     1,167     1,167      1,167
---------------------------------------------------------------------------------------------
Total Assets                                 $90,584   $92,387   $94,454   $96,814    $96,814
=============================================================================================

Liabilities and Stockholders' Equity
Current:
  Accounts payable                           $15,210   $16,202   $17,334   $18,629    $18,629
  Accrued unusual charges                          0         0         0         0          0
  Accrued expenses                             2,162     2,301     2,448     2,628      2,628
  Current maturities of long-term debt        28,750    28,750    28,750    28,750     28,750
---------------------------------------------------------------------------------------------
       Total current liabilities              46,122    47,254    48,532    50,007     50,007
Long-term debt, less current maturities        3,905     3,905     3,905     3,905      3,905
---------------------------------------------------------------------------------------------
       Total liabilities                      50,027    51,159    52,437    53,912     53,912
---------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' equity
  Preferred stock                                  0         0         0         0          0
  Common stock                                   549       549       549       549        549
  Additional paid-in capital                  46,200    46,200    46,200    46,200     46,200
  Retained earnings (deficit)                 (6,192)   (5,520)   (4,732)   (3,847)    (3,847)
---------------------------------------------------------------------------------------------
       Total stockholders' equity             40,557    41,228    42,017    42,901     42,901
---------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity   $90,584   $92,387   $94,454   $96,814    $96,814
=============================================================================================


Preliminary Model Based Upon Company Projections and Assumptions

HMIS Financial Model

Cash Flow Statement
($000s, except per share amounts)
----------------------------------------------------------------------------------------------------------
                                                                       1994A     1995A    1996A
                                                                       -----     -----    -----
Cash flows from operating activities:
Net income (loss)                                                      4,001     1,946  (10,927)
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                                         453       847    2,127
   Provision for doubtful A/R                                          1,781     7,978   14,715
   Deferred taxes                                                       (701)   (2,516)   1,326
   Write-off of improvements and equipment                                 -         -      264
   Write-off of goodwill                                                   -         -      552
   Write-off of organizational costs                                       -         -      134
   Loss from disposition of rental equipment                               -       287        -
   Compensation under restricted stock                                    57        57        -
   Common stock issued to director                                         -        19        -
Changes in working capital:
   Accounts receivable                                                (9,625)  (16,707) (19,832)
   Tax refund receivable                                                   -    (1,827)  (6,210)
   Inventories                                                           205    (1,827)     987
   Prepaid expenses and other                                           (205)     (976)     508
   Other assets                                                         (249)     (240)      98
   Accounts payable                                                      100     4,870    8,385
   Accrued unusual charges                                                 -         -    3,559
   Acrrued expenses                                                      203       396     (336)
   Income taxes payable                                                  280    (1,760)       -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                          (3,700)   (9,451)  (4,650)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                                        -   (20,630)    (324)
   Cash used in acquisition of Murray Group                           (7,500)        -        -
   Other acquisitions                                                   (250)   (2,168)       -
   Collection of receivable from seller of Murray                          -     1,444        -
   Capital expenditures                                                 (566)     (948)  (1,492)
   Proceeds from sale of rental equipment                                  -       215        -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                          (8,316)  (22,087)  (1,816)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                            -    23,000   16,450
   Principal payments on long-term debt                                    -         -  (11,000)
   Principal payments on current maturities of LTD                         -         -        -
   Net payment on capital leases                                         (44)     (123)    (386)
   Decrease in bank loan - net                                          (200)        -        -
   Proceeds from issuance of common stock                             21,982         -        -
   Cash paid for deferred borrowing fees                                   -      (722)       -
   Proceeds from exercise of warrants                                    218       427        -
   Proceeds from exercise of options                                      13        24      120
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                   21,969    22,606    5,184
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent                    9,953    (8,933)  (1,283)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period                         3,543    13,495    4,563
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                              13,495     4,563    3,280
----------------------------------------------------------------------------------------------------------



                                                                            1997
                                                           -----------------------------------
                                                              Q1A       Q2E      Q3E      Q4E      1997E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              432      (878)  (7,131)      38    (7,539)
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               646       646      646      646     2,584
   Provision for doubtful A/R                                1,635     2,000    2,000    2,020     7,655
   Deferred taxes                                             (550)        -        -        -      (550)
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (2,137)   (4,496)  (2,000)  (2,411)  (11,044)
   Tax refund receivable                                     2,286     3,452        -        -     5,737
   Inventories                                                (411)      294        -      (69)     (187)
   Prepaid expenses and other                                  252         -        -        -       252
   Other assets                                               (124)        -        -        -      (124)
   Accounts payable                                         (2,267)   (6,259)       -      122    (8,404)
   Accrued unusual charges                                  (1,408)   (2,151)       -        -    (3,559)
   Acrrued expenses                                            252         2       (9)      17       262
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                (1,395)   (7,391)  (6,494)     363   (14,916)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (203)     (182)    (182)    (182)     (749)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (203)     (182)    (182)    (182)     (749)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                        (97)        -        -        -       (97)
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -     8,330        -        -     8,330
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities            (97)    8,330        -        -     8,233
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent         (1,694)      757   (6,676)     181    (7,432)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period               3,280     1,586    2,343   (4,333)    3,280
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                     1,586     2,343   (4,333)  (4,152)   (4,152)
----------------------------------------------------------------------------------------------------------



                                                                               1998E
                                                           -----------------------------------
                                                               Q1        Q2       Q3       Q4      1998E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              355       417      490      554     1,817
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675       675      675      675     2,700
   Provision for doubtful A/R                                2,061     2,124    2,216    2,342     8,743
   Deferred taxes                                            2,357         -        -        -     2,357
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (1,959)   (3,357)  (3,981)  (4,771)  (14,067)
   Tax refund receivable                                     2,300         -        -        -     2,300
   Inventories                                                (141)     (222)    (318)    (439)   (1,121)
   Prepaid expenses and other                                    -         -        -        -         -
   Other assets                                                  -         -        -        -         -
   Accounts payable                                            249       392      561      773     1,975
   Accrued unusual charges                                       -         -        -        -         -
   Acrrued expenses                                             26        56       70      109       261
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                 5,923        85     (287)    (757)    4,965
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (188)     (188)    (188)    (188)     (750)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (188)     (188)    (188)    (188)     (750)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                          -         -        -        -         -
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -         -        -        -         -
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities              -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent          5,736      (103)    (474)    (944)    4,215
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period              (4,152)    1,584    1,481    1,007    (4,152)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                     1,584     1,481    1,007       63        63
----------------------------------------------------------------------------------------------------------


                                                                                1999E
                                                           -----------------------------------
                                                               Q1        Q2       Q3       Q4      1999E
                                                           -------   -------   ------   ------   -------
Cash flows from operating activities:
Net income (loss)                                              586       672      788      885     2,931
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675       675      675      675     2,700
   Provision for doubtful A/R                                2,484     2,646    2,830    3,041    11,001
   Deferred taxes                                                -         -        -        -         -
   Write-off of improvements and equipment                       -         -        -        -         -
   Write-off of goodwill                                         -         -        -        -         -
   Write-off of organizational costs                             -         -        -        -         -
   Loss from disposition of rental equipment                     -         -        -        -         -
   Compensation under restricted stock                           -         -        -        -         -
   Common stock issued to director                               -         -        -        -         -
Changes in working capital:
   Accounts receivable                                      (3,597)   (5,657)  (6,262)  (6,967)  (22,483)
   Tax refund receivable                                         -         -        -        -         -
   Inventories                                                (525)     (563)    (642)    (735)   (2,465)
   Prepaid expenses and other                                    -         -        -        -         -
   Other assets                                                  -         -        -        -         -
   Accounts payable                                            925       992    1,131    1,295     4,343
   Accrued unusual charges                                       -         -        -        -         -
   Acrrued expenses                                            112       139      146      181       579
   Income taxes payable                                          -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) operating activities                   660    (1,096)  (1,333)  (1,625)   (3,394)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -         -        -        -         -
   Cash used in acquisition of Murray Group                      -         -        -        -         -
   Other acquisitions                                            -         -        -        -         -
   Collection of receivable from seller of Murray                -         -        -        -         -
   Capital expenditures                                       (188)     (188)    (188)    (188)     (750)
   Proceeds from sale of rental equipment                        -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash from (used in) investing activities                  (188)     (188)    (188)    (188)     (750)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -         -        -        -         -
   Principal payments on long-term debt                          -         -        -        -         -
   Principal payments on current maturities of LTD               -         -        -        -         -
   Net payment on capital leases                                 -         -        -        -         -
   Decrease in bank loan - net                                   -         -        -        -         -
   Proceeds from issuance of common stock                        -         -        -        -         -
   Cash paid for deferred borrowing fees                         -         -        -        -         -
   Proceeds from exercise of warrants                            -         -        -        -         -
   Proceeds from exercise of options                             -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities              -         -        -        -         -
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalent            473    (1,284)  (1,520)  (1,813)   (4,144)
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of period                  63       536     (748)  (2,268)       63
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                       536      (748)  (2,268)  (4,081)   (4,081)
----------------------------------------------------------------------------------------------------------


       Preliminary Model Based Upon Company Projections and Assumptions

HMIS Preliminary Valuation

Estimated Valuation Matrix
($000s, except per share amounts)

NET EARNINGS PER SHARE MULTIPLE METHOD

                             1996 EPS MULTIPLES



                  CY 1996 FD EPS:           $0.10

                        1996               PER SHARE     EQUITY MARKET
                      P/E RATIO              PRICE       CAPITALIZATION
                  -----------------------------------------------------
                         14.0x               $1.41             $26,278
                         15.0x                1.51              28,155
                         16.0x                1.61              30,032
                         17.0x                1.71              31,908
                         18.0x                1.81              33,785
                         19.0x                1.91              35,662
                         20.0x                2.01              37,539
                         21.0x                2.11              39,416
                         22.0x                2.21              41,293

                             1997 EPS MULTIPLES


                  CY 1997 FD EPS:           $0.08

                        1997               PER SHARE     EQUITY MARKET
                      P/E RATIO              PRICE       CAPITALIZATION
                  -----------------------------------------------------
                         12.0x               $1.02             $18,982
                         13.0x                1.10              20,564
                         14.0x                1.19              22,146
                         15.0x                1.27              23,727
                         16.0x                1.36              25,309
                         17.0x                1.44              26,891
                         18.0x                1.53              28,473
                         19.0x                1.61              30,055
                         20.0x                1.69              31,637

January Valuation

HMIS PRELIMINARY VALUATION

Estimated Valuation Matrix
($000s, except per share amounts)
--------------------------------------------------------------------------------

EBITDA MULTIPLE METHOD


                             1997 EBITDA MULTIPLES

--------------------------------------------------------------------------------
2Q1997 ANNUALIZED EBITDA:            $7,408

                                                     Implied         Total
    1997            Total                          Equity Value     Implied
EBITDA Ratio   Enterprise Value   Adjustments(1)   per Share(2)   Equity Value
--------------------------------------------------------------------------------
    7.5x                $55,558          $36,808          $1.00        $18,751
    8.0x                 59,262           36,808           1.20         22,454
    8.5x                 62,966           36,808           1.40         26,158
    9.0x                 66,670           36,808           1.60         29,862
    9.5x                 70,374           36,808           1.80         33,566
   10.0x                 74,077           36,808           2.00         37,270
   10.5x                 77,781           36,808           2.19         40,974
   11.0x                 81,485           36,808           2.39         44,678
   11.5x                 85,189           36,808           2.59         48,381
   12.0x                 88,893           36,808           2.79         52,085

--------------------------------------------------------------------------------

(1) Pro forma net debt at end FY1997.

(2) Assumes 18.7 million pro forma fully diluted shares outstanding at end FY1997.


      Preliminary Analysis Based upon Company Projections and Assumptions

HMIS Preliminary Valuation

Estimated Valuation Matrix
($000s, except per share amounts)
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW METHOD


                                                                            FREE CASH FLOW CALCULATION

                                                                             FISCAL YEAR ENDING APRIL 30,
                                                                   ---------------------------------------------------
                                                                     1996A        1997E         1998E          1999E
                                                                     -----        -----         -----          -----
                           Sources:
                           Revenues                                 $158,860    $160,928       $174,859       $220,025
                           Gross Margin                               41,476      40,432         43,385         53,863
                           EBITDA                                      8,315       8,225          8,500         10,502
                           EBIT                                        6,187       5,640          5,800          7,802
                           Income Taxes (1)                           (2,405)        899          1,262          2,037
                                                                    --------    --------       --------      ---------
                           EBIAT                                       8,592       4,742          4,537          5,766
                           Depreciation & Amortization                 2,127       2,584          2,700          2,700
                                                                    --------    --------       --------      ---------
                               Total Sources                          10,720       7,326          7,237          8,466
                           Uses:
                           Est. Capital Expenditures                  $1,492        $749           $750           $750
                           Non-Recurring Charges                      16,840       9,401              -              -
                           Est. Change in Working Capital             (4,150)      9,961           (448)         9,024
                                                                    --------    --------       --------      ---------
                              Total Uses                              14,182      20,111            302          9,774
                                                                    --------    --------       --------      ---------
                           Net Free Cash Flow                        ($3,463)   ($12,786)        $6,936        ($1,309)

                           (1) Projected EBIT tax effected at 41%


                                                                                        MARGINS

                                                                             Fiscal Year Ending April 30,
                                                                   ---------------------------------------------------
                                                                     1996A        1997E         1998E          1999E
                                                                     -----        -----         -----          -----
                           Revenue Growth Rate                            nm         1.3%           8.7%          25.8%

                           Margins (% of Revenues):
                           Gross Margin                                 26.1%       25.1%          24.8%          24.5%
                           EBITDA                                        5.2%        5.1%           4.9%           4.8%
                           EBIT                                          3.9%        3.5%           3.3%           3.5%
                           EBIAT                                         5.4%        2.9%           2.6%           2.6%
                           Depreciation & Amortization                   1.3%        1.6%           1.5%           1.2%

                           Capital Expenditures                          0.9%        0.5%           0.4%           0.3%
                           Change in Op. Working Capital                -2.6%        6.2%          -0.3%           4.1%

                                     DCF


HMIS Preliminary Valuation

Estimated Valuation Matrix
($000s, except per share amounts)

DISCOUNTED CASH FLOW METHOD

               IMPLIED TOTAL ENTERPRISE VALUE AND EQUITY VALUE


                                                1999 TERMINAL MULTIPLE OF EBITDA
                    DISCOUNT          -----------------------------------------------------------
                      RATE                8.0x        9.0x        10.0x        11.0x         12.0x
                    -----------------------------------------------------------------------------
                     25.0%            $40,619     $46,594      $52,569      $58,543       $64,518        Enterprise Value (1)
                                        3,812       9,786       15,761       21,736        27,710        Equity Value (2)
                                        $0.20       $0.52        $0.84        $1.16         $1.48        Equity Value per Share (3)

                     26.0%            $39,660     $45,514      $51,368      $57,222       $63,077
                                        2,853       8,707       14,561       20,415        26,269
                                        $0.15       $0.47        $0.78        $1.09         $1.41


                     27.0%            $38,727     $44,464      $50,201      $55,938       $61,675
                                        1,920       7,657       13,393       19,130        24,867
                                        $0.10       $0.41        $0.72        $1.02         $1.33


                     28.0%            $37,820     $43,443      $49,066      $54,688       $60,311
                                        1,012       6,635       12,258       17,881        23,504
                                        $0.05       $0.36        $0.66        $0.96         $1.26


                     29.0%            $36,937     $42,449      $47,961      $53,473       $58,984
                                          129       5,641       11,153       16,665        22,177
                                        $0.01       $0.30        $0.60        $0.89         $1.19


                     30.0%            $36,078     $41,482      $46,886      $52,289       $57,693
                                         (729)      4,674       10,078       15,482        20,886
                                       ($0.04)      $0.25        $0.54        $0.83         $1.12



                (1) Reflects the present value of the various cash flows over
                    2.5 years plus the discounted terminal value.
                (2) Enterprise value less pro forma net debt of $36.8 million at 10/31/96.
                (3) Equity value per share assumes 18.7 million pro forma fully diluted shares outstanding at 10/31/96.





                                    Page 14